Schedule A

List of Entities Covered by the Custody and Fund Accounting Agreement
(Amended as of November 10, 2005)

JPMorgan Trust I

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JPMorgan Emerging Markets Debt Fund
JPMorgan Bond Fund
JPMorgan Global Strategic Income Fund
JPMorgan Short Term Bond Fund
JPMorgan Enhanced Income Fund
JPMorgan California Tax Free Bond Fund
JPMorgan Intermediate Tax Free Bond Fund
JPMorgan New Jersey Tax Free Bond Fund
JPMorgan New York Tax Free Bond Fund
JPMorgan Tax Aware Short-Intermediate Income Fund
JPMorgan Tax Aware Disciplined Equity Fund
JPMorgan Tax Aware Enhanced Income Fund
JPMorgan Tax Aware U.S. Equity Fund
JPMorgan Tax Aware Large Cap Growth Fund
JPMorgan Tax Aware Large Cap Value Fund
JPMorgan Tax Aware International Opportunities Fund (to be renamed JPMorgan Intrepid International Fund as of 2/28/05)
JPMorgan Global Healthcare Fund
JPMorgan Market Neutral Fund
JPMorgan Emerging Markets Equity Fund
JPMorgan International Opportunities Fund
JPMorgan International Value Fund
JPMorgan Asia Equity Fund
JPMorgan Intrepid European Fund
JPMorgan International Growth Fund (beginning March 21, 2005)
JPMorgan International Small Cap Equity Fund
JPMorgan Japan Fund
JPMorgan International Equity Fund
JPMorgan Disciplined Equity Fund
JPMorgan Diversified Fund
JPMorgan U.S. Equity Fund
JPMorgan U.S. Small Company Fund
JPMorgan Capital Growth Fund (custody only until March 21, 2005)
JPMorgan Dynamic Small Cap Fund
JPMorgan Growth and Income Fund (custody only until March 21, 2005)
JPMorgan Mid Cap Equity Fund
JPMorgan Small Cap Core Fund
JPMorgan Small Cap Equity Fund
JPMorgan Value Advantage Fund
JPMorgan Intrepid America Fund
JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Contrarian Fund
JPMorgan Intrepid Value Fund
JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan California Municipal Money Market Fund
JPMorgan Federal Money Market Fund
JPMorgan New York Municipal Money Market Fund
JPMorgan Prime Money Market Fund
JPMorgan Tax Free Money Market Fund
JPMorgan Tax Aware Core Equity Fund
JPMorgan Tax Aware Diversified Equity Fund
JPMorgan Tax Aware International Fund
JPMorgan Tax Aware Real Return Fund
JPMorgan Real Return Fund
JPMorgan U.S. Large Cap Core Plus Fund
JPMorgan Micro Cap Fund
JPMorgan Intrepid Long/Short Fund (effective upon the effectiveness of the Fund’s registration statement)
JPMorgan Strategic Small Cap Value Fund (effective upon the effectiveness of the Fund’s registration statement)

Undiscovered Managers Funds
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Undiscovered Managers Behavioral Growth Fund
Undiscovered Managers Behavioral Value Fund
Undiscovered Managers REIT Fund (to be renamed JPMorgan Realty Income Fund as of 12/31/05)
Undiscovered Managers Small Cap Growth Fund

J.P. Morgan Mutual Fund Group
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JPMorgan Short Term Bond Fund II

J.P. Morgan Fleming Mutual Fund Group, Inc.
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JPMorgan Mid Cap Value Fund

J.P. Morgan Mutual Fund Investment Trust
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JPMorgan Growth Advantage Fund (JPMorgan Mid Cap Growth until 8/17/05)

UM Investment Trust
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Undiscovered Managers Multi-Strategy Fund (UM Multi-Strategy Fund until 8/22/05)

UM Investment Trust II
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Undiscovered Managers Spinnaker Fund

J.P. Morgan Series Trust II
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JPMorgan Bond Portfolio
JPMorgan International Equity Portfolio
JPMorgan Mid Cap Value Portfolio
JPMorgan Small Company Portfolio
JPMorgan U.S. Large Cap Core Equity Portfolio

J.P. Morgan Fleming Series Trust
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JPMorgan Multi-Manager Small Cap Growth Fund
JPMorgan Multi-Manager Small Cap Value Fund

JPMorgan Institutional Trust
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JPMorgan Ultra Short-Term Bond Trust
JPMorgan Short-Term Bond Trust
JPMorgan Intermediate Bond Trust
JPMorgan Core Bond Trust
JPMorgan Equity Index Trust

JPMorgan Trust II
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JPMorgan Small Cap Growth Fund
JPMorgan Small Cap Value Fund

JPMorgan Diversified Mid Cap Growth Fund
JPMorgan Diversified Mid Cap Value Fund
JPMorgan Intrepid Mid Cap Fund (formerly JPMorgan Diversified Mid Cap Fund until 7/29/05)
JPMorgan Large Cap Growth Fund
JPMorgan Large Cap Value Fund
JPMorgan Equity Income Fund
JPMorgan Equity Index Fund
JPMorgan Market Expansion Index Fund
JPMorgan International Equity Index Fund
JPMorgan Technology Fund
JPMorgan Multi-Cap Market Neutral Fund
JPMorgan U.S. Real Estate Fund
JPMorgan Investor Growth Fund
JPMorgan Investor Growth & Income Fund
JPMorgan Investor Balanced Fund
JPMorgan Investor Conservative Growth Fund
JPMorgan Short Duration Bond Fund
JPMorgan Ultra Short Term Bond Fund
JPMorgan Intermediate Bond Fund
JPMorgan Core Bond Fund

JPMorgan Core Plus Bond Fund
JPMorgan Government Bond Fund
JPMorgan Treasury & Agency Fund
JPMorgan High Yield Bond Fund
JPMorgan Mortgage-Backed Securities Fund
JPMorgan Short Term Municipal Bond Fund
JPMorgan Tax Free Bond Fund
JPMorgan Municipal Income Fund
JPMorgan Arizona Municipal Bond Fund
JPMorgan Kentucky Municipal Bond Fund
JPMorgan Louisiana Municipal Bond Fund
JPMorgan Michigan Municipal Bond Fund
JPMorgan Ohio Municipal Bond Fund
JPMorgan West Virginia Municipal Bond Fund
JPMorgan Liquid Assets Money Market Fund
JPMorgan U.S. Government Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund
JPMorgan Municipal Money Market Fund
JPMorgan Michigan Municipal Money Market Fund
JPMorgan Ohio Municipal Money Market Fund

JPMorgan Trust I
JPMorgan Trust II
Undiscovered Managers Funds
J.P. Morgan Mutual Fund Group
J.P. Morgan Fleming Mutual Fund Group, Inc.
J.P. Morgan Mutual Fund Investment Trust
UM Investment Trust
UM Investment Trust II
J.P. Morgan Series Trust II
J.P. Morgan Fleming Series Trust
JPMorgan Institutional Trust

By: _________________________________________________

Name: _________________________________________________

Title: _________________________________________________

Date: _________________________________________________

JPMorgan Chase Bank, N.A.

By: _________________________________________________

Name: _________________________________________________

Title: _________________________________________________

Date: _________________________________________________